ITEM 77C
Submission of Matters to a Vote of Security Holders

At a special meeting of shareholders of Old Mutual
Advisor Funds II (the Trust), held on April 19,
2006, shareholders of each of the series funds of the Trust (each a Fund), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Old Mutual Dwight Intermediate
Fixed Income Fund, Old Mutual Dwight Short Term
Fixed Income Fund, Old Mutual Focused Fund, Old
Mutual Heitman REIT Fund, Old Mutual Small Cap Fund,
Old Mutual Strategic Small Company Fund and Old
Mutual TS&W Small Cap Value Fund, voting separately, approved a new investment management agreement and new sub-advisory agreement(s). On May 17, 2006, at an adjournment of the April 19, 2006 special meeting, shareholders of the Old Mutual Analytic
U.S. Long/Short Fund, Old Mutual Barrow Hanley Value
Fund, Old Mutual Columbus Circle Technology and
Communications Fund, Old Mutual Emerging Growth
Fund, Old Mutual Growth Fund, Old Mutual Large Cap
Fund, Old Mutual Large Cap Growth Fund, Old Mutual
Large Cap Growth Concentrated Fund, Old Mutual Mid-
Cap Fund, Old Mutual Select Growth Fund and Old
Mutual Cash Reserves Fund, voting separately, approved a new investment management agreement and new sub-advisory agreement(s). The following is a report on the votes cast:


1.
ELECTION OF TRUSTEES

Candidate

Shares for Nominees

Shares Withheld

Total

Percentage of Outstanding Shares For Nominees

Outstanding Shares Withheld
Leigh A. Wilson

1,624,723,414

81,270,800

1,705,994,214

95.24%

4.76%
John R. Bartholdson

1,625,210,661

80,783,119

1,705,993,780

95.26%

4.74%
Jettie M. Edwards

1,625,928,934

80,069,195

1,705,998,129

95.31%

4.69%
Albert A. Miller

1,624,053,697

81,924,660

1,705,978,357

95.20%

4.80%


2.
PROPOSAL FOR A NEW INVESTMENT MANAGEMENT
AGREEMENT FOR ALL FUNDS

Old Mutual Fund

Number of Shares For Proposal

Percentage of Shares at Meeting For Proposal

Number of Shares Against Proposal

Percentage of Shares at Meeting Against Proposal

Number of Abstained Shares

Percentage of Shares at Meeting Abstained

Number of Broker Non-Vote Shares

Percentage of Shares at Meeting Broker Non-Vote
Analytic U.S. Long/Short

929,389

69.49%

23,555

1.76%

78,411

5.86%

306,003

22.88%
Barrow Hanley Value

11,806,341

69.14%

202,203

1.18%

750,323

4.39%

4,318,124

25.29%
Cash Reserves

16,575,512

85.83%

824,251

4.27%

1,491,175

7.72%

421,497

2.18%
Columbus Circle Technology and Communications

6,430,521

70.69%

478,754

5.26%

643,550

7.07%

1,543,947

16.97%
Dwight Intermediate Fixed Income

547,968

89.72%

41,417

6.78%

0

0.00%




Dwight Short Term Fixed Income

11,110,776

80.46%

413,092

2.99%

621,098

4.50%




Emerging Growth

4,452,883

69.55%

222,078

3.47%

355,480

5.55%

1,371,936

21.43%
Focused

378,834

72.86%

7,336

1.41%

32,718

6.29%




Growth

11,762,066

79.79%

640,456

4.34%

1,418,306

9.62%

920,623

6.25%
Heitman REIT

7,529,388

89.78%

52,667

0.63%

237,398

2.83%




Large Cap

2,509,123

72.25%

116,262

3.35%

237,654

6.84%

609,885

17.56%
Large Cap Growth

1,965,430

70.75%

81,161

2.92%

236,165

8.50%

495,161

17.82%
Large Cap Growth Concentrated

3,219,977

71.41%

196,052

4.35%

353,815

7.85%

739,112

16.39%
Mid-Cap

9,323,668

80.38%

227,002

1.96%

684,891

5.90%

1,364,030

11.76%
Select Growth

2,462,687

72.94%

139,101

4.12%

276,903

8.20%

497,548

14.74%
Small Cap

840,270

71.22%

36,935

3.13%

96,001

8.14%




Strategic Small Company

1,217,921

78.68%

57,461

3.71%

81,052

5.24%




TS&W Small Cap Value

1,671,356

90.57%

13,995

0.76%

39,444

2.14%












3.
PROPOSAL FOR NEW SUB-ADVISORY AGREEMENT(S) FOR
ALL FUNDS



Number of Shares For Proposal

Percentage of Shares at Meeting For Proposal

Number of Shares Against Proposal

Percentage of Shares at Meeting Against Proposal

Number of Abstained Shares

Percentage of Shares at Meeting Abstained

Number of Broker Non-Vote Shares

Percentage of Shares at Meeting Broker Non-Vote
a.     Old Mutual Analytic U.S. Long/Short Fund
3i.    Analytic Investors, Inc.

906,092

67.75%

44,266

3.31%

80,997

6.06%

306,003

22.88%
b.     Old Mutual Barrow Hanley Value Fund
3h.   Barrow, Hanley, Mewhinney & Strauss

11,766,068

68.90%

234,139

1.37%

758,659

4.44%

4,318,124

25.29%
c.      Old Mutual Cash Reserves Fund
3m. Wellington Manage-ment Company, LLP

16,368,272

84.76%

1,016,992

5.27%

1,505,674

7.80%

421,497

2.18%
d.     Old Mutual Columbus Circle Technology and
Communications Fund
3g.   Columbus Circle Investors

6,361,588

69.93%

530,135

5.83%

661,099

7.27%

1,543,947

16.97%
e.      Old Mutual Dwight Intermediate Fixed Income
Fund
3l.    Dwight Asset Management Company

547,968

89.72%

41,417

6.78%

0

0.00%




f.      Old Mutual Dwight Short Term Fixed Income
Fund
3l.    Dwight Asset Management Company

11,109,353

80.45%

435,088

3.15%

600,523

4.35%




g.     Old Mutual Emerging Growth Fund
3c.   Copper Rock Capital Partners, LLC

4,398,245

68.70%

269,883

4.22%

362,212

5.66%

1,371,936

21.43%
h.     Old Mutual Focused Fund
3a.   Liberty Ridge Capital, Inc.

379,167

72.93%

7,158

1.38%

32,867

6.32%




i.      Old Mutual Growth Fund
3e.   Turner Investment Partners, Inc.

11,632,665

78.91%

734,184

4.98%

1,453,976

9.86%

920,623

6.25%
3f.   Munder Capital Management

11,604,683

78.72%

761,040

5.16%

1,455,103

9.87%

920,623

6.25%
j.      Old Mutual Heitman REIT Fund
3k.   Heitman Real Estate Securities, LLC

7,522,886

89.71%

54,004

0.64%

242,564

2.89%




k.     Old Mutual Large Cap Fund
3a.   Liberty Ridge Capital, Inc.

2,490,371

71.71%

133,113

3.83%

239,554

6.90%

609,885

17.56%
l.      Old Mutual Large Cap Growth Fund
3d.   CastleArk Management, LLC

1,942,865

69.94%

94,339

3.40%

245,552

8.84%

495,161

17.82%
3e.   Turner Investment Partners, Inc.

1,942,898

69.94%

94,852

3.41%

245,008

8.82%

495,161

17.82%
m.    Old Mutual Large Cap Growth Concentrated Fund
3d.   CastleArk Management, LLC

3,159,826

70.08%

248,042

5.50%

361,979

8.03%

739,112

16.39%
3e.   Turner Investment Partners, Inc.

3,138,517

69.61%

257,171

5.70%

374,155

8.30%

739,112

16.39%
n.     Old Mutual Mid-Cap Fund
3a.   Liberty Ridge Capital, Inc.

9,285,101

80.05%

251,404

2.17%

699,054

6.03%

1,364,030

11.76%
o.     Old Mutual Select Growth Fund
3d.   CastleArk Management, LLC

2,433,180

72.07%

161,756

4.79%

283,756

8.40%

739,112

16.39%
3e.   Turner Investment Partners, Inc.

2,429,905

71.97%

166,770

4.94%

282,018

8.35%

739,112

16.39%
p.     Old Mutual Small Cap Fund
3a.   Liberty Ridge Capital, Inc.

835,839

70.85%

41,090

3.48%

96,277

8.16%




3b.   Eagle Asset Management, Inc.

835,324

70.80%

39,439

3.34%

96,463

8.18%




q.     Old Mutual Strategic Small Company Fund
3a.   Liberty Ridge Capital, Inc.

1,210,971

78.23%

58,801

3.80%

87,726

5.67%












3b.   Eagle Asset Management, Inc.

1,206,158

77.92%

64,314

4.15%

86,790

5.61%




3c.   Copper Rock Capital Partners, LLC

1,206,781

77.96%

63,262

4.09%

87,455

5.65%




r.      Old Mutual TS&W Small Cap Value Fund
3j.    Thompson, Siegel & Walmsley, Inc.

1,673,415

90.69%

11,698

0.63%

39,682

2.15%






4.
PROPOSAL TO PERMIT CERTAIN FUNDS TO BE MANAGED
AS MANAGER OF MANAGERS FUNDS

Old Mutual Fund

Number of Shares For Proposal

Percentage of Shares at Meeting For Proposal

Number of Shares Against Proposal

Percentage of Shares at Meeting Against Proposal

Number of Abstained Shares

Percentage of Shares at Meeting Abstained

Number of Broker Non-Vote Shares

Percentage of Shares at Meeting Broker Non-Vote
Cash Reserves

15,623,454

80.90%

1,847,551

9.57%

1,419,933

7.35%

421,497

2.18%
Columbus Circle Technology and Communications

6,095,041

67.00%

758,313

8.34%

699,469

7.69%

1,543,947

16.97%
Growth

11,074,828

75.13%

1,264,856

8.58%

1,481,139

10.05%

920,623

6.25%
Large Cap Growth

1,875,907

67.53%

170,000

6.12%

236,852

8.53%

495,161

17.82%
Large Cap Growth Concentrated

3,038,456

67.39%

359,278

7.97%

371,108

8.25%

739,112

16.39%
Mid-Cap













1,364,030

11.76%
Select Growth

2,344,302

69.44%

255,890

7.58%

278,501

8.25%

497,548

14.74%
Small Cap

808,567

68.54%

69,178

5.86%

95,461

8.09%




Strategic Small Company

1,193,782

77.12%

79,578

5.14%

83,731

5.41%